UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2008 (July 31, 2008)

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 High Street, 30th Floor, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 517-3252

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

On July 31, 2008, Stream Global Services, Inc., formerly called Global BPO Services Corp. (the “Company”, as Guarantor) entered into the Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement with PNC Bank, National Association (“PNC”, as Lender and as Agent), PNC Capital Markets LLC (as Lead Arranger), Stream Holdings Corporation (“Stream”, as Borrowing Agent), and the other Loan Parties signatory thereto (as Loan Parties) (the “Credit Agreement”).

The Credit Agreement amends and restates Stream’s existing credit facility with PNC, providing for an increase in the revolving credit from $86.0 million to $100.0 million, extending the maturity date and providing for the Company as a guarantor. The Credit Agreement does not otherwise materially change the terms of Stream’s existing credit facility. This credit facility, effective following the closing of the merger (as described in Item 2.01 of this Current Report on Form 8-K), replaces Stream’s prior credit facility agented by PNC and provides working capital to the Company.

This financing is comprised of a $100.0 million senior secured revolving credit facility under which borrowing availability will be based on, among other things, the Borrowers’ (as defined in the Credit Facility) eligible billed and unbilled accounts receivable, a senior secured domestic term loan of approximately $5.294 million, and a senior secured foreign term loan of approximately $2.515 million. The financing facilities have a five-year term. Outstanding balances under the revolving credit facility will bear interest at either LIBOR plus a margin ranging from 200 to 250 basis points or at the base rate plus a margin ranging from 0 to 25 basis points. The term loans will bear interest at LIBOR plus a margin ranging from 275 to 325 basis points or at the base rate plus a margin ranging from 25 to 75 basis points, in each case based on the combined fixed charge coverage ratio of the Company and Stream. The interest rate is subject to increase under additional circumstances. The balance outstanding under the prior credit facility and term loans continued as part of the new revolving credit and term debt facility. The facility also requires compliance with certain financial covenants which are fully detailed in the Credit Agreement. The obligations of the Borrowers’ under the facility are secured by certain assets of the Borrowers’ and by certain assets of Stream. The guarantee provided by the Company is unsecured.

Under the Credit Agreement, PNC is entitled to certain fees, including a $2,156,193 underwriting fee payable on the closing date.

The foregoing summary of the Credit Agreement and the transactions contemplated thereby are qualified in their entirety by the complete text of the Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 31, 2008, the Company consummated the acquisition of Stream pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of June 2, 2008, among the Company, River Acquisition Subsidiary Corp., a wholly-owned subsidiary of the Company, and Stream (the “Merger Agreement”). The material terms of the Merger Agreement are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 3, 2008 (the “Proxy Statement”) in the section entitled “The Merger Agreement” beginning on page 93, which is incorporated herein by reference. In addition to matters relating to the merger, the Proxy Statement provides information, among other things, relating to a privately negotiated Preferred Stock Purchase Agreement, as amended, which was entered into between the Company and Ares Corporate Opportunities Fund II, L.P. (“Ares”). The merger and the transactions relating to the Preferred Stock Purchase Agreement were approved by the Company’s stockholders on July 29, 2008 at its annual meeting of stockholders.

Business.

The business of the Company is described in the Proxy Statement in the section entitled “Business of Stream,” beginning on page 129, which is incorporated herein by reference.

Risk Factors.

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 39, which is incorporated herein by reference.

Financial Information.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company, which is incorporated herein by reference. The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations are described in the Proxy Statement in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-GBPO” beginning on page 164, which is incorporated herein by reference. Stream’s Management’s Discussion and Analysis of Financial Condition and Results of Operations are described in the Proxy Statement in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Stream” beginning on page 136, which is incorporated herein by reference.

Properties.

The facilities of the Company are described in the Proxy Statement in the sections entitled “Other Information Related to GBPO – Facilities” and “Business of Stream – Facilities” on pages 162 and 134, respectively, which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth information as of July 31, 2008 with respect to the beneficial ownership of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all of our officers and directors as a group.

The information in the table below is based on the shares outstanding immediately prior to the closing of the merger with Stream on July 31, 2008, as adjusted to give pro forma effect to the issuance of the 25,000,000 shares of common stock issuable upon conversion of the 150,000 shares of Series A Preferred Stock to be sold to Ares. The table gives no effect to elections by holders to convert their shares into a pro rata portion of the Company’s trust fund in connection with the Stream merger. As of July 31, 2008, holders of 9,242,954 shares of common stock had elected such conversion rights. Because neither Ares nor any other officer, former officer or director elected such conversion rights, as shown in note (6) to the table below, the election by others will have the effect of increasing the percentage ownership of Ares and such officers or directors. The table below does not include as outstanding any of the outstanding warrants for an aggregate of 38,750,000 shares of common stock, which become exercisable on October 17, 2008, and gives no effect to our planned self tender offer.

	Beneficial Ownership Immediately Prior to the Closing of the Merger
Name and Address of Beneficial Owner and Management(1)	Number of Shares		Percentage (6)
(i) Certain Beneficial Owners:
Ares Corporate Opportunity Fund II, L.P.	25,000,000	(2)	39.0%
Trillium Capital LLC	3,753,402	(3)	5.9%

	Beneficial Ownership Immediately Prior to the Closing of the Merger
Name and Address of Beneficial Owner and Management(1)	Number of Shares		Percentage (6)
(ii) Directors and executives:
R. Scott Murray	3,753,402	(4)	5.9%
Lloyd R. Linnell	866,278	(5)	1.4%
Sheila M. Flaherty	556,815		*
Kevin T. O’Leary	467,254		*
Paul G. Joubert	467,254		*
G. Drew Conway	436,198		*
Stephen D. R. Moore	311,198		*
(iii) All Directors and executive officers as a group (7 persons)	6,858,399		10.7%

*	Represents less than 1% of the outstanding shares.

(1)	Unless otherwise noted, the business address of each of the individuals is c/o Stream Global Services Inc., 125 High Street, 30th Floor, Boston, Massachusetts 02110.

(2)	Does not include shares of common stock issuable upon exercise of warrants to purchase 7,500,000 shares of common stock to be sold to Ares by certain founding stockholders of the Company.

(3)	Derived from a Form 4, filed with the SEC on March 17, 2008 by R. Scott Murray. Consists of shares held by Trillium. Footnote 2 to the table in the section entitled “Security Ownership of Certain Beneficial Owners and Management” on page 177 of the Proxy Statement is incorporated herein by reference.

(4)	Derived from a Form 4 filed with the SEC on March 17, 2008 by R. Scott Murray. Consists of shares held by Trillium. Footnote 8 to the table in the section entitled “Security Ownership of Certain Beneficial Owners and Management” on page 179 of the Proxy Statement is incorporated herein by reference.

(5)	On August 5, 2008, Lloyd Linnell resigned as Executive Vice President, Chief Technology and Information Officer and Treasurer of the Company, effective immediately.

(6)	After giving effect to the exercise of conversion rights by the holders of 9,242,954 shares of common stock in connection with the Stream merger, the percentage ownership of Ares Corporate Opportunity Fund II, L.P., Mr. Murray, Mr. Linnell, Ms. Flaherty, Mr. O’Leary, Mr. Joubert, Mr. Conway and Mr. Moore would be 45.6%, 6.9%, 1.6%, 1.0%, 0.9%, 0.9%, 0.8% and 0.6%, respectively.

Directors and Executive Officers.

Following the consummation of the merger, the Company’s directors and executive officers are:

Name	Age	Position
R. Scott Murray	44	Chairman of the Board of Directors, Chief Executive Officer, President and Interim Chief Financial Officer
Sheila M. Flaherty	42	Chief Legal & Administrative Officer
Kevin T. O’Leary	53	Director
Stephen D. R. Moore	56	Director
G. Drew Conway	51	Director
Paul G. Joubert	60	Director

Biographical information with respect to each of the Company’s directors and executive officers is set forth in the Proxy Statement in the section entitled “Directors and Executive Officers of GBPO Following the Merger and the Private Placement” beginning on page 168, which is incorporated herein by reference.

Director and Executive Officer Compensation.

The compensation of the Company’s directors and executive officers is described in the Proxy Statement in the sections entitled “Directors and Executive Officers of GBPO Following the Merger and the Private Placement– Compensation for Officers and Directors” and “– Compensation Discussion and Analysis” beginning on page 174, which are incorporated herein by reference.

On July 15, 2008, the Company entered into an employment agreement with its Chief Executive Officer, President and Chairman of the Board, R. Scott Murray (the “Murray Agreement”). On July 16, 2008, the Company entered into an employment agreement with its Chief Legal & Administrative Officer, Sheila M. Flaherty (the “Flaherty Agreement”). The descriptions of the Murray and Flaherty Agreements contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 17, 2008 are incorporated herein by reference.

Certain Relationships and Related Transactions.

Certain relationships and related party transactions of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 180, which is incorporated herein by reference.

Legal Proceedings.

There is no material legal proceeding currently pending or, to the Company’s knowledge, contemplated against the Company or its subsidiaries.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The market price of and dividends on the Company’s common stock and related matters are described in the Proxy Statement in the section entitled “Price Range of GBPO Securities and Dividends” on page 187, which is incorporated herein by reference.

Recent Sales of Unregistered Securities.

None.

Description of Registrant’s Securities.

The description of the Company’s common stock and other securities are described in the Proxy Statement in the section entitled “Description of Securities” beginning on page 183, which is incorporated herein by reference.

Indemnification of Officers and Directors.

Section 102 of the Delaware General Corporation Law permits a corporation to eliminate the personal liability of its directors or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his or her duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. The Company’s restated certificate of incorporation provides that no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty as director, notwithstanding any provision of law imposing such liability, except to the extent that the Delaware General Corporation Law prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty.

Section 145 of the Delaware General Corporation Law provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by the person in connection with an action, suit or proceeding to which he or she is or is threatened to be made a party by reason of such position, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or other adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Company’s restated certificate of incorporation provides that it will indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the Company, by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Company, or is or was serving, or has agreed to serve at the Company’s request, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, all such persons being referred to as an indemnitee, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses, including attorneys’ fees, liabilities, losses, judgments, fines and excise taxes (including penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of an indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if such indemnitee acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the Company’s best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The Company’s restated certificate of incorporation provides that it will indemnify any indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in the Company’s favor by reason of the fact that the indemnitee is or was, or has agreed to become, the Company’s director or officer, or is or was serving, or has agreed to serve, at the Company’s request, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses, including attorneys’ fees, and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if the indemnitee acted in good faith and in a manner which the indemnitee reasonably believed to be in, or not opposed to, the Company’s best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which the indemnitee shall have been adjudged to be liable to the Company, unless, and only to the extent that, the Court of Chancery of Delaware or the court in which such action or suit was brought determines upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity for such expenses, including attorneys’ fees, which the Court of Chancery of Delaware or such other court shall deem proper. Expenses must be advanced to an indemnitee under certain circumstances.

The Company has entered into indemnification agreements with each of its directors and its executive officers. These indemnification agreements require the Company, among other things, to indemnify its directors and executive officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts, incurred by a director or executive officer in any action or proceeding arising out of his or her service as one of the Company’s directors or executive officers, or any of its subsidiaries or any other company or enterprise to which the person provides services at the Company’s request.

Financial Statements and Supplemental Data.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning financial statements and supplementary data of the Company and Stream.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

None.

Financial Statements and Exhibits.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning financial information of the Company and Stream.

Item 2.02 Results of Operations and Financial Condition.

Reference is made to the disclosures contained in the Proxy Statement in the Sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Stream” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – GBPO” beginning on pages 136 and 164, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

Information concerning amendments to the Company’s certificate of incorporation set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Lloyd R. Linnell.

On August 5, 2008, Lloyd Linnell resigned as Executive Vice President, Chief Technology and Information Officer and Treasurer of the Company, effective immediately.

Resignation of M. Benjamin Howe.

As previously disclosed on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 8, 2008, M. Benjamin Howe, resigned as a director of the Company immediately following the closing of the merger on July 31, 2008.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment

On July 31, 2008, the Company filed a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Company’s board of directors and stockholders previously approved the Certificate of Amendment to be filed prior to the closing of the merger. The Certificate of Amendment amended the Company’s certificate of incorporation, as amended, to increase the total number of authorized shares of the Company’s capital stock from 120,000,000 to 150,000,000 and to increase the total number of authorized shares of the Company’s common stock from 119,000,000 to 149,000,000.

The Certificate of Amendment is described in the Proxy Statement in the section entitled “The Authorized Share Proposal” beginning on page 118, which description is incorporated herein by reference.

Amendment and Restatement of Certificate of Incorporation

On July 31, 2008, following consummation of the merger, the Company filed a third amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed in connection with the closing of the merger. The Restated Certificate amends and restates in its entirety the Company’s certificate of incorporation, as amended to, among other things: (i) change the name of the Company from “Global BPO Services Corp.” to “Stream Global Services, Inc.”; (ii) remove certain provisions of Article Third and the entirety of Article Sixth of the second amended and restated certificate of incorporation, all of which relate to the operation of the Company as a blank check company prior to the consummation of a business combination; and (iii) add provisions regarding dividends and distributions and to make a clarifying change to the indemnification provision in the Company’s certificate of incorporation.

The foregoing description is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

The material terms of the transaction by which Stream merged with and into the Company are described in the Proxy Statement in the sections entitled “The Merger Proposal” and “The Merger Agreement” beginning on pages 66 and 93, respectively, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Financial Statements

The financial statements and selected financial information of the Company and Stream are included in the Proxy Statement dated July 3, 2008 in the sections entitled “GBPO Selected Financial Data” on page 21, “Selected Consolidated Historical Financial Information of Stream” beginning on page 22, “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 24, “Index to Financial Statements of Global BPO Services Corp.” beginning on page F-1 and “Index to Financial Statements of Stream Holdings Corporation” beginning on page F-15, and are incorporated herein by reference.

Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAM GLOBAL SERVICES, INC.

Date: August 6, 2008	By: /s/ R. Scott Murray
Name: R. Scott Murray Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of June 2, 2008, among the Company, River Acquisition Subsidiary Corp. and Stream Holdings Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities Exchange Commission on June 5, 2008)

3.1	Third Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on July 31, 2008

4.1	Specimen Unit Certificate

4.2	Specimen Common Stock Certificate

4.3	Specimen Warrant Certificate

10.1	Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement, by and among PNC Bank, National Association, (as Lender and as Agent), PNC Capital Markets LLC (as Lead Arranger) with Stream Holdings Corporation (as Borrowing Agent), the Company (as a Guarantor) and the other Loan Parties signatory thereto (as Loan Parties), dated as of July 31, 2008

21.1	List of Subsidiaries